EXHIBIT 99.1
                               FIRST AMENDMENT TO

                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT ("First Amendment") is entered into this 26th day of February, 2008, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 2"); Alanco/TSI Prism, Inc. ("TSI"), an Arizona corporation ("Borrower 3"); StarTrak Systems, LLC, a Delaware limited liability company ("Borrower 4"); and Fry Guy, Inc., a Nevada corporation ("Borrower 5"). Borrower 1, Borrower 2, Borrower 3, Borrower 4, and Borrower 5 jointly and severally, individually and collectively, the "Borrower".

RECITALS:

         The parties entered into that Amended and Restated Loan and Security Agreement, dated December 21, 2007, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein (the "Agreement"). The parties wish to modify the Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Definitions. The following subparagraph of Section 1 of the Agreement corresponding to the subparagraph number set forth below shall be amended by substituting the definition set forth below for the corresponding term identified:

         1.16     "Maturity Date" shall mean July 1, 2010.

2. Section 6B.1 of the Agreement shall be amended to read as follows:

         6B.1 At any time prior to the full repayment of the Credit, Lender shall have the right and option to convert up to $500,000 of the outstanding Credit into shares of Class A Common Stock of the ATI at the conversion rate of $1.25 of the Credit to be converted for each share of Class A Common Stock, without the payment of any additional consideration, subject to readjustment as provided herein below. All principal payments hereafter made with respect to the Loan shall be deemed to be applied in respect of the non-convertible portion of the Loan until the non-convertible portion has been paid in full, and then to the convertible portion. Anything contained in this Agreement to the contrary notwithstanding, the Borrower shall be required to give the Lender thirty (30) days' notice prior to any prepayment of any convertible portion of the Loan, and the Lender shall retain the right to elect to convert all or any portion of such convertible principal prior to the date fixed by the Borrower for prepayment.
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3. Borrower agrees that (a) except as expressly provided herein to the contrary, this First Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement. The provisions of this First Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this First Amendment.

4. This First Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed to be effective as of the date first above written.

BORROWERS:
"Borrower l":
Alanco Technologies, Inc., an Arizona Corporation


By: ____________________________________
         John A. Carlson, Chief Financial Officer


"Borrower 2":
Excel/Meridian Data, an Arizona corporation


By: ____________________________________
         John A. Carlson, Chief Financial Officer

"Borrower 3":
Alanco/TSI Prism, Inc., an Arizona corporation


By: ____________________________________
         John A. Carlson, Chief Financial Officer


"Borrower 4":
StarTrak Systems, LLC
a Delaware limited liability company


By: ____________________________________
         John A. Carlson, Manager

"Borrower 5":
Fry Guy, Inc.
a Nevada corporation


By: ____________________________________
         John A. Carlson, Chief Financial Officer


LENDER:

---------------------------------------
DONALD E. ANDERSON

---------------------------------------
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA dated December 20, 1993